EXHIBIT 10.1

AGREEMENT TO AMEND THE RECAPITALIZATION SUPPORT AGREEMENT

THIS FIRST AMENDMENT is made as of this 29th day of November, 2010.

WHEREAS (a) Angiotech Pharmaceuticals, Inc. (“Angiotech”), (b) the entities listed in Schedule A (together with Angiotech, the “Companies” and each a “Company”), and (c) each of the other Consenting Noteholders party hereto, each Consenting Noteholder being a holder of and/or investment advisor or manager with investment discretion over Subordinated Notes, executed a Recapitalization Support Agreement dated as of October 29, 2010 concerning the principal aspects of a Recapitalization of the Companies (the “Support Agreement”);

AND WHEREAS, pursuant to Section 16(n) of the Support Agreement, the Support Agreement may be modified, amended or supplemented as to any matter by an instrument in writing signed by the Companies and Consenting Noteholders that represent not less than a majority of the aggregate principal amount of Subordinated Notes;

AND WHEREAS the Consenting Noteholders party to this first amendment (the “First Amendment”) collectively hold and/or exercise investment discretion over not less than a majority of the aggregate principal amount of Subordinated Notes;

AND WHEREAS the Companies and the Consenting Noteholders party to this First Amendment wish to amend the Support Agreement in the manner set out in this First Amendment;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Companies and the Consenting Noteholders party hereto hereby agree as follows:

1.	Capitalized Terms

Capitalized Terms that are used but not otherwise defined herein shall have the meanings ascribed thereto in the Support Agreement.

2.	Consenting Noteholders Party to this First Amendment

Each Consenting Noteholder party to this First Amendment hereby represents and warrants, severally and not jointly, to each of the other parties to this First Amendment (and acknowledges that each of the other parties to this First Amendment is relying upon such representations and warranties) that as of the date hereof: (a) it either (i) is the sole legal and beneficial owner of the principal amount of Subordinated Notes disclosed to Goodmans as of such date, or (ii) has the investment and voting discretion with respect to the principal amount of Subordinated Notes disclosed to Goodmans as of such date; (b) it has the power and authority to bind the beneficial owner(s) of such Subordinated Notes to the terms of this First Amendment; and (c) it has authorized and instructed Goodmans to advise Angiotech, in writing, of the aggregate amount of Subordinated Notes held by the Consenting Noteholders that are party to this First Amendment.

3.	Amendments to the Support Agreement

The Support Agreement is hereby amended as follows:

(a)	the reference to “November 29, 2010” in Section 5(d) of the Support Agreement is hereby deleted and replaced with “December 15, 2010”;

(b)	the reference to “January 7, 2011” in Section 6(a) of the Support Agreement is hereby deleted and replaced with “January 21, 2011”;

(c)	the reference to “January 7, 2011” in Section 6(b) of the Support Agreement is hereby deleted and replaced with “January 21, 2011”;

(d)	the reference to “November 29, 2010” in Section 7(a)(i) of the Support Agreement is hereby deleted and replaced with “December 15, 2010”;

(e)	the reference to “January 7, 2011” in Section 7(a)(ii) of the Support Agreement is hereby deleted and replaced with “January 21, 2011”;

(f)	the reference to “November 29, 2010” in Section 10(a)(i) of the Support Agreement is hereby deleted and replaced with “December 15, 2010”;

(g)	the reference to “January 17, 2011” in Section 10(a)(ii) of the Support Agreement is hereby deleted and replaced with “January 31, 2011”; and

(h)	the reference to “January 17, 2011” in Section 10(a)(iii) of the Support Agreement is hereby deleted and replaced with “January 31, 2011”.

4.	Support Agreement to apply in full force and effect

Except as expressly modified by the terms of this First Amendment, the terms and conditions of the Support Agreement shall continue to apply in full force and effect, unamended.

5.	Miscellaneous

(a)	This First Amendment may be modified, amended or supplemented as to any matter by an instrument in writing signed by the Companies and Consenting Noteholders that represent not less than a majority of the aggregate principal amount of Subordinated Notes.

(b)	This First Amendment shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein, without regard to principles of conflicts of law. Each of the parties to this First Amendment submits to the jurisdiction of the courts of the Province of Ontario in any action or proceeding arising out of or relating to this First Amendment.

(c)	This First Amendment may be signed in counterparts, each of which, when taken together, shall be deemed an original. Execution of this First Amendment is effective if a signature is delivered by facsimile transmission or electronic (e.g., pdf) transmission.

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This First Amendment has been agreed and accepted on the date first written above.

ANGIOTECH PHARMACEUTICALS, INC.

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: Chief Financial Officer

AFMEDICA, INC.;

AMERICAN MEDICAL INSTRUMENTS HOLDINGS, INC.;

ANGIOTECH AMERICA, INC.;

ANGIOTECH BIOCOATINGS CORP.;

ANGIOTECH DELAWARE, INC.;

ANGIOTECH FLORIDA HOLDINGS, INC.;

ANGIOTECH PHARMACEUTICALS (US), INC.;

B.G. SULZLE, INC.;

MANAN MEDICAL PRODUCTS, INC.;

MEDICAL DEVICE TECHNOLOGIES, INC.;

NEUCOLL, INC.;

QUILL MEDICAL, INC.;

SURGICAL SPECIALTIES CORPORATION;

SURGICAL SPECIALTIES PUERTO RICO, INC.; and

SURGICAL SPECIALTIES UK HOLDINGS LIMITED

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: President

ANGIOTECH INTERNATIONAL HOLDINGS CORP.; and 0741693 B.C. LTD.

By:	/s/ Jay Dent
Name: Jay Dent
Title: President